SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            Current Report Pursuant
                          to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report September 30, 2002
              (Date of Earliest Event Reported: September 20, 2002)

                                DSTAGE.COM, INC.
      (EXACT NAME OF SMALL BUSINESS REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (State or other jurisdiction of Incorporation)


        000-30785                                        52-2195605
(Commission  File  Number)               (I.R.S.  Employer  Identification  No.)


          000-111-5818                          7389  (BUSINESS  SERVICES  NEC)
     (Central  Index  Key)                  Standard  Industrial  Classification


         1600 BROADWAY, SUITE 2400                          80202
            DENVER,  COLORADO                            (Zip  Code)
                 (Address  of  principal  executive  offices)

                                (303)  542-1802
               Registrant's  telephone  number,  including  area  code



                    Item 1. Changes in Control of Registrant


N/A


                  Item 2. Acquisition or Deposition of Assets

N/A


                      Item 3. Bankruptcy or Receivership.

N/A

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             Item 4. Changes in Registrant's Certifying Accountant.

On September 20, 2002, Dstage.com, Inc. ("the Company") sent a letter to Gordon, Hughes and Banks, LLP ("GH&B") via fax indicating the engagement of Ehrhardt Keefe Steiner & Hottman PC ("EKS&H") as the Company's independent public accountants for the fiscal year ending December 31, 2002. The Company was subsequently informed by GH&B, via telephone, that they had not received the fax indicating the engagement of EKS&H. On September 25, 2002, the Company sent the fax again. The appointment of EKS&H was approved by the Company's Board of Directors upon the recommendation of its Audit Committee.

GH&B's reports on the Company's consolidated financial statements for each of the fiscal years ended December 31, 2001, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion. The December 31, 2001, 2000 and 1999 reports were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2001, 2000 and 1999 and through September 25, 2002, there were no disagreements with GH&B on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to GH&B's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided GH&B with a copy of the foregoing statements. Attached as Exhibit 16.1 to this report is a copy of a letter from GH&B stating it found no basis for disagreement with such statements.

During the fiscal years ended December 31, 2001, 2000 and 1999 and through the date of the Board's decision, the Company did not consult EKS&H with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.



                              Item 5. Other Events.


On September 12, 2002 the Board of Directors of Dstage.com, Inc., a Delaware Corporation, approved a resolution whereby Lorenzo Carver would become Co-Chief Executive Officer and Chief Financial Officer of the Company effective September 27, 2002. As Chief Financial Officer, Mr. Carver was to fill the position Audit Committee Member Jane Olmstead held on an interim basis. On September 26, 2002 the Board moved to postpone the appointment of Mr. Carver indefinitely. An announcement to this effect was issued on September 27, 2002, attached as
Exhibit  99.1.

On September 9, VedaLabs requested that the Company issue common stock to settle a $250,000 payment remaining on Peer-to-Peer and Media Player technology acquired by the Company from VedaLabs. On September 26, 2002 VedaLabs withdrew their request, citing a swift drop in the Company's stock price. An announcement to this effect was issued on September 27, 2002, attached as Exhibit 99.1.

On October 1, 2002 the Company prepared a press release denouncing unauthorized faxes, emails and other unauthorized materials claiming to describe the Company and its business prospects, attached as Exhibit 99.2.

                  Item 6. Resignation of Registrants Directors.

N/A


                    Item 7. Financial Statements and Exhibits

(a)  Financial  Statements  of  Business  Acquired. Not  Applicable.
(b)  Pro  Forma  Financial  Information. Not  Applicable.
(c)  Exhibits.

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Exhibit  16.1  - Letter from Gordon, Hughes and Banks, LLP to the Securities and
Exchange  Commission  dated  September  30,  2002

Exhibit  99.1  -  Press  Release  dated  September  27,  2002

A copy of Dstage's press release is attached as Exhibit 99.1 hereto and incorporated by reference herein. The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic." The press release also states that a more thorough discussion of certain factors which may affect the Company's operating results is included in the Company's filings with the Securities and Exchange Commission.

Exhibit  99.2  -  Press  Release  dated  October  1,  2002

A copy of Dstage's press release is attached as Exhibit 99.2 hereto and incorporated by reference herein. The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic." The press release also states that a more thorough discussion of certain factors which may affect the Company's operating results is included in the Company's filings with the Securities and Exchange Commission.



                                  EXHIBIT 16.1




Office  of  the  Chief  Accountant
Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

Ladies  and  Gentlemen:

We have read Item 4 included in the Form 8-K dated September 30, 2002 of Dstage.com, Inc. to be filed with the Securities and Exchange Commission and have found no basis for disagreement with the statements contained therein.



Gordon,  Hughes  &  Banks,  LLP


Greenwood  Village,  Colorado
September  30,  2002

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                                  EXHIBIT 99.1


SOURCE:  Dstage.com,  Inc.

Dstage Postpones Co-CEO/CFO Appointment of Founder, Defers Settlement of VedaLabs Liability

DENVER--(BUSINESS WIRE)-September 27, 2002-Dstage.com, Inc. (OTC Bulletin Board:
DSTG - news), pioneers of a new approach to venture formation, today announced that its Board of Directors has postponed the appointment of Lorenzo Carver, MS, MBA as Co-Chief Executive Officer and CFO, indefinitely. The Company also announced today that VedaLabs has withdrawn its request for stock in lieu of cash to settle the $250,000 payment remaining on its Peer-To-Peer (P2P) and Media Engine (VME) technology sold to Dstage.

``Given the swift drop in Dstage's stock price following our initial request, settling the transaction in stock at this point would prove unattractive for VedaLabs and unattractive for Dstage," according to VedaLabs Founder and President Jason Hewitt.


About  Dstage:

Dstage.com, Inc. was formed in October of 1999 to pursue a new approach to venture formation and development. The Dstage model attempts to substantially reduce burdensome cash requirements from the earliest stages of venture creation and replace it with proven knowledge, expertise, technology and other forms of "securitized" intellectual capital. To learn more about the Dstage approach to venture formation and intellectual capital securitization, please email your request to IR@dstage.com. For general information about the company, please visit the Company's Investor Relations Center at WWW.DSTAGE.COM.


FORWARD  LOOKING  STATEMENT  DISCLOSURE

In conjunction with the provisions of the Safe Harbor section of the Private Securities Litigation Reform Act of 1995, this news release may contain forward-looking statements pertaining to future anticipated projected plans, performance and developments, as well as other statements relating to future operations. All such forward-looking statements are necessarily only estimates of future results and there can be no assurance that actual results will not materially differ from expectation. Further information on potential factors that could affect Dstage.com, Inc. is included in the Company's filings with the Securities and Exchange Commission.


Contact:
Sue  Perrault
Dstage.com,  Inc.
(303)  542-1802
sue@dstage.com

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                                      E XHIBIT 99.2

SOURCE:  Dstage.com,  Inc.

Dstage  Denounces  Unauthorized  Faxes  And  Emails  Concerning  The  Company

DENVER--(BUSINESS  WIRE)-October  1,  2002-Dstage.com, Inc. (OTC Bulletin Board:
DSTG - news), pioneers of a new approach to venture formation, today responded to an apparent flurry of unauthorized faxes, emails and other materials claiming to describe the company and its business prospects.

"We hope to make it clear to our investors, business partners and the public at large that Dstage has never engaged, authorized, encouraged, paid for or otherwise sought to induce the distribution of any fax or email attempting to promote the company's stock," according to Dstage President Sue Perrault. "Our policy since inception has been to wait patiently for sophisticated investors capable of forming an opinion on our Company based on publicly available information. While we do not know the intents or objectives of those responsible for recent faxes or emails, we can assure you that their goals are not consistent with those of the Company."


About  Dstage:

Dstage.com, Inc. was formed in October of 1999 to pursue a new approach to venture formation and development. The Dstage model attempts to substantially reduce burdensome cash requirements from the earliest stages of venture creation and replace it with proven knowledge, expertise, technology and other forms of "securitized" intellectual capital." To learn more about the Dstage approach to venture formation and intellectual capital securitization, please email your request to IR@dstage.com. For general information about the company, please visit the Company's Investor Relations Center at WWW.DSTAGE.COM.


FORWARD  LOOKING  STATEMENT  DISCLOSURE

In conjunction with the provisions of the Safe Harbor section of the Private Securities Litigation Reform Act of 1995, this news release may contain forward-looking statements pertaining to future anticipated projected plans, performance and developments, as well as other statements relating to future operations. All such forward-looking statements are necessarily only estimates of future results and there can be no assurance that actual results will not materially differ from expectation. Further information on potential factors that could affect Dstage.com, Inc. is included in the Company's filings with the Securities and Exchange Commission.


Contact:
Sue  Perrault
Dstage.com,  Inc.
(303)  542-1802
sue@dstage.com

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                         Item 8. Change in Fiscal Year.

N/A

                        Item 9. Regulation FD Disclosure.

N/A

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dstage.com,  Inc.
(Registrant)


/s/ Frank  R.  Maresca,  CEO
Frank  R.  Maresca,  CEO

October  1,  2002

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